UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2011 (April 13, 2011)

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York		10022-4608
(Address of Principal Executive Offices)		(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 13, 2011, Alcoa Inc. (“Alcoa”) entered into an Underwriting Agreement (the “Underwriting Agreement”) and a Terms Agreement (the “Terms Agreement”) with Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein, for the issuance and sale by Alcoa of $1,250,000,000 aggregate principal amount of 5.40% Notes due 2021 (the “2021 Notes”). The 2021 Notes were registered under the Securities Act of 1933, as amended, pursuant to Alcoa’s effective shelf registration statement on Form S-3ASR filed on February 18, 2011 (File No. 333-172327). Copies of the Underwriting Agreement and the Terms Agreement are attached hereto as Exhibit 1.1 and Exhibit 1.2, respectively, and are incorporated herein by reference.

On April 13, 2011, Alcoa issued a press release announcing that it has commenced tender offers for two series of outstanding notes and a concurrent public offering of senior unsecured debt securities. In addition, on April 13, 2011, Alcoa issued a press release announcing the pricing of its offering of $1,250,000,000 aggregate principal amount of 2021 Notes. Copies of the two press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following are filed as exhibits to this report:

1.1	Underwriting Agreement, dated April 13, 2011, between Alcoa Inc. and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein.

1.2	Terms Agreement, dated April 13, 2011, between Alcoa Inc. and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein.

99.1	Alcoa Inc. press release dated April 13, 2011 announcing the commencement of tender offers for two series of outstanding notes and a concurrent public offering of senior unsecured debt securities.

99.2	Alcoa Inc. press release dated April 13, 2011 announcing the pricing of its offering of $1,250,000,000 aggregate principal amount of 5.40% Notes due April 15, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ Donna Dabney
Name:	Donna Dabney
Title:	Vice President, Secretary and Corporate Governance Counsel

Date: April 14, 2011

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 13, 2011, between Alcoa Inc. and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein.

1.2	Terms Agreement, dated April 13, 2011, between Alcoa Inc. and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein.

99.1	Alcoa Inc. press release dated April 13, 2011 announcing the commencement of tender offers for two series of outstanding notes and a concurrent public offering of senior unsecured debt securities.

99.2	Alcoa Inc. press release dated April 13, 2011 announcing the pricing of its offering of $1,250,000,000 aggregate principal amount of 5.40% Notes due April 15, 2021.

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